EP Emerging Markets Small Companies Fund

a series of Investment Managers Series Trust

Supplement dated November 6, 2015 to the
 Prospectus and Statement of Additional Information dated August 31, 2015

The principal address for Euro Pacific Asset Management, LLC (the “Advisor”), the investment advisor to EP Emerging Markets Small Companies Fund, has changed.  Effective immediately, the new address for the Advisor is:

Euro Pacific Asset Management, LLC
Suite 204, Lots 81-82
Street C
Dorado, Puerto Rico 00646

All references to the Advisor’s previous address are deleted in their entirety.

Please file this Supplement with your records.